Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
April 30, 1999



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.1642%



        Excess Protection Level
          3 Month Average  5.95%
          April, 1999  5.09%
          March, 1999  6.71%
          February, 1999  6.04%


        Cash Yield                                  17.83%


        Investor Charge Offs                        5.23%


        Base Rate                                   7.51%


        Over 35 Day Delinquency                     4.87%


        Seller's Interest                           10.40%


        Total Payment Rate                          14.17%


        Total Principal Balance                     $42,469,994,217.25


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $4,418,074,698.76